UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

Partners Bancorp

(Exact name of registrant as specified in its charter)

Maryland	001-39285	52-1559535
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

2245 Northwood Drive, Salisbury, Maryland 21801

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 548-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, on November 4, 2021, Partners Bancorp, a Maryland corporation (“Partners”), entered into an Agreement and Plan of Merger (the “merger agreement”) with OceanFirst Financial Corp., a Delaware corporation (“OceanFirst”), and Coastal Merger Sub Corp., a Maryland corporation and a direct wholly-owned subsidiary of OceanFirst (“merger sub”). Pursuant to the terms and subject to the conditions of the merger agreement, (i) merger sub will be merged with and into Partners, whereby the separate corporate existence of merger sub will cease and Partners will be the surviving corporation as a direct wholly-owned subsidiary of OceanFirst (the “first-step merger”) and (ii) immediately thereafter, Partners will be merged with and into OceanFirst, whereby the separate corporate existence of Partners will cease and OceanFirst will be the surviving corporation in such merger (together with the first-step merger, the “integrated mergers”).

The integrated mergers are described in the proxy statement/prospectus that was filed by each of OceanFirst and Partners with the Securities and Exchange Commission on January 18, 2022 (the “Proxy Statement/Prospectus”) in connection with the integrated mergers. On or about January 19, 2022, Partners mailed the Proxy Statement/Prospectus to Partners stockholders in connection with the special meeting of Partners stockholders being held on March 9, 2022, at which meeting Partners stockholders will consider and vote upon, among other things, a proposal to approve the merger agreement and the integrated mergers.

Since the filing of the Proxy Statement/Prospectus, Partners and OceanFirst received letters from purported stockholders of Partners (the “Demand Letters”) alleging that the Proxy Statement/Prospectus omits material information about the integrated mergers. Partners and OceanFirst believe that (i) the disclosures set forth in the Proxy Statement/Prospectus comply fully with applicable laws, rules, statutes, and regulations, (ii) no additional disclosures are required under any applicable law, rule, statute, or regulation, and (iii) the allegations in the Demand Letters are without merit. However, in order to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the integrated mergers, Partners and OceanFirst have determined to voluntarily supplement the Proxy Statement/Prospectus with the supplemental disclosure set forth below (the “Supplemental Disclosure”). Nothing in the Supplemental Disclosure shall be deemed an admission of the legal necessity or materiality under applicable laws, rules, statutes, or regulations of the Supplemental Disclosure, and each of Partners and OceanFirst specifically denies any and all allegations in the Demand Letters that any additional disclosure was or is required under any applicable law, rule, statute, or regulation.

If you are a Partners stockholder and you have not already voted your shares in connection with the proposals to be decided at the special meeting of Partners stockholders, you are urged to do so promptly. This Current Report on Form 8-K does not affect the validity or enforceability of any proxy card or voting instructions that any Partners stockholder may have previously received or delivered. No action is required by any stockholder of Partners who has previously delivered a proxy card or voting instructions and who does not wish to revoke or change that proxy card or voting instruction.

Supplemental Disclosures

The following Supplemental Disclosure should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. Page number references below are to page numbers in the Proxy Statement/Prospectus and terms used below and defined in the Proxy Statement/Prospectus have the meanings given to such terms in the Proxy Statement/Prospectus. To the extent the information set forth herein differs from or updates the information contained in the Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Proxy Statement/Prospectus.

1.	The section of the Proxy Statement/Prospectus entitled “The Mergers—Opinion of Partners’ Financial Advisor—Comparable Company Analysis” is amended and supplemented by replacing the table listing the Partners Peer Group at the top of page 51 with the following:

Financials as of September 30, 2021			Balance Sheet / Asset Quality			Capital Position						LTM Profitability				Valuation as of November 1, 2021
																Price /
										Total
				Loans/	NPAs /	TCE /	Leverage	Tier 1		RBC					Efficiency		LTM	Div	Market
			Assets	Deposits	Assets	TA	Ratio	Ratio		Ratio		ROAA	ROAE	NIM	Ratio	TBV	EPS	Yield	Cap
Company	State	Ticker	($M)	(%)	(%)	(%)	(%)	(%)		(%)		(%)	(%)	(%)	(%)	(%)	(x)	(%)	($M)
Unity Bancorp, Inc.	NJ	UNTY	1,991	96.4	0.49	9.81²	10.70	--	³	--	³	1.80	18.6	4.09	47.3	140	8.2	1.4	273
Virginia National Bankshares Corporation	VA	VABK	1,912	64.0	0.08²	7.54	7.59	13.47²		13.74		0.54	6.1	3.07	60.3	132	16.7	3.4	188
Penns Woods Bancorp, Inc.	PA	PWOD	1,911	84.6	0.85²	7.97	8.31²	10.49²		10.97²		0.81	9.2	2.83	66.7	112	11.2	5.4	169
PCSB Financial Corporation	NY	PCSB	1,873	81.0	0.37²	14.38	12.72²	17.84²		18.46²		0.73	4.9	2.76	68.1	110	20.8	1.3	275
ESSA Bancorp, Inc.	PA	ESSA	1,861	83.1	1.15²	10.15	10.05	13.22²		14.47²		0.87	8.3	2.96	66.2	90	9.8	3.0	159
Franklin Financial Services Corporation	PA	FRAF	1,732	65.2²	1.01²	8.35	8.57²	14.97²		16.23²		1.27	14.1	2.96	67.1	102	7.1	3.9	146
Meridian Corporation¹	PA	MRBK	1,709	96.4	0.62	8.71	8.97	10.16		14.23		2.18	27.2	3.57	67.9	125	5.0	1.7	182
First United Corporation	MD	FUNC	1,709	80.4	1.04²	7.23	10.33	14.26		15.51		0.95	12.8	3.18	59.8	103	7.8	3.2	127
The Bank of Princeton	NJ	BPRN	1,669	93.8	0.52²	12.29	12.29	14.43		15.60		1.25	9.6	3.94	50.6	98	10.2	2.4	199
FNCB Bancorp, Inc.	PA	FNCB	1,666	64.7	0.78	9.72	9.80²	14.73²		15.91²		1.49	14.4	3.58	52.8	107	7.7	3.5	173
MainStreet Bancshares, Inc.	VA	MNSB	1,657	88.9	0.07²	9.40	12.23²	15.62²		16.48²		1.50	14.4	3.29	54.6	121	8.2	0.0	183
National Bankshares, Inc.	VA	NKSH	1,644	55.7	0.43	11.29	11.15²	19.06²		19.86²		1.28	10.3	2.84	50.7	121	11.5	3.8	224
First National Corporation	VA	FXNC	1,356	67.8	0.30	8.34	9.22²	13.81²		14.42²		1.05	12.4	3.17	63.7	123	10.0	2.1	139
AmeriServ Financial, Inc.	PA	ASRV	1,339	87.0²	0.24²	7.54	8.87²	11.07²		13.61		0.44	5.5	3.10	81.0	67	11.6	2.5	67
Old Point Financial Corporation	VA	OPOF	1,312	73.0	0.16²	9.07	9.22²	12.33²		13.34²		0.58	6.1	3.28	82.1	95	15.5	2.5	113
Pathfinder Bancorp, Inc.¹	NY	PBHC	1,260	80.9	1.69	7.85	9.21²	14.17²		15.42²		0.70	8.8	3.01	64.9	100	11.5	1.7	97
Malvern Bancorp, Inc.¹	PA	MLVF	1,186	104.9	4.37	12.50	12.27	15.07		18.85		0.21	1.8	2.56	63.3	86	NM	0.0	126
Severn Bancorp, Inc.¹	MD	SVBI	1,144	61.6	0.71	9.79	12.00²	--	³	--	³	1.02	9.2	3.06	72.1	157	17.5	1.5	175
Prudential Bancorp, Inc.¹	PA	PBIP	1,125	84.5	1.17	11.17	11.02	16.92		18.11		0.54	4.9	2.02	68.8	95	19.1	1.9	118
Esquire Financial Holdings, Inc.	NY	ESQ	1,123	76.2	0.00²	12.21	11.32²	14.79²		15.90²		1.56	11.6	4.49	54.6	193	15.0	0.0	251
Northeast Community Bancorp, Inc.	NY	NECB	1,108	111.4	0.18²	22.40	17.07²	15.48²		15.91²		1.11	6.5	4.42²	58.9	53	16.0	2.2	182
Emclaire Financial Corp	PA	EMCF	1,085	83.4	0.22²	6.56	7.60	11.80		13.06		0.94	10.8	3.20	62.6	106	7.6	4.4	74

		High	1,991	111.4	4.37	22.40	17.07	19.06		19.86		2.18	27.2	4.49	82.1	193	20.8	5.4	275
		Mean	1,517	81.1	0.75	10.19	10.48	14.18		15.50		1.04	10.3	3.24	62.9	111	11.8	2.3	166
		Median	1,651	82.0	0.50	9.56	10.19	14.35		15.56		0.99	9.4	3.14	63.5	106	11.2	2.3	171
		Low	1,085	55.7	0.00	6.56	7.59	10.16		10.97		0.21	1.8	2.02	47.3	53	5.0	0.0	67

Partners Bancorp	MD		1,638	77.4	0.49	7.79	7.90 / 8.81[4]	11.55 / 11.66[4]		12.81 / 12.36[4]		0.50	5.7	3.06	72.3	124	20.2	1.2	157

1) Financial data as of or for the period ended June 30, 2021

2) Bank level data shown as of or for the period ended September 30, 2021

3) Financial data as of or for the period ended September 30, 2021 was not released at the holding company or bank level due to regulatory relief

4) Partners Bancorp operates as a bank holding company with two distinct subsidiary banks. Consolidated capital ratios are not available therefore each banks capital ratios are presented

Note: Includes banks and thrifts whose securities are publicly traded on a major exchange (NYSE, NYSEAM, NASDAQ), headquartered in the Mid-Atlantic region excluding Puerto Rico including Virginia with total assets between $1.0 billion and $2.0 billion with LTM ROAA greater than 0.0% excluding targets of announced mergers

Source: S&P Global Market Intelligence

2.	The section of the Proxy Statement/Prospectus entitled “The Mergers—Opinion of Partners’ Financial Advisor—Comparable Company Analysis” is amended and supplemented by replacing the table listing the OceanFirst Peer Group at the top of page 52 with the following:

Financials as of September 30, 2021			Balance Sheet / Asset Quality			Capital Position				LTM Profitability				Valuation as of November 1, 2021
														Price /
									Total
				Loans/	NPAs /	TCE /	Leverage	Tier 1	RBC				Efficiency		LTM	2021E	2022E	Div	Market
			Assets	Deposits	Assets	TA	Ratio	Ratio	Ratio	ROAA	ROAE	NIM	Ratio	TBV	EPS	EPS	EPS	Yield	Cap
Company	State	Ticker	($M)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(x)	(x)	(%)	($M)
Northwest Bancshares, Inc.	PA	NWBI	14,389	83.2	1.33	8.34	10.10¹	14.38¹	15.29¹	1.13	10.2	3.07	65.1	154	11.4	13.8	16.8	5.8	1,799
Provident Financial Services, Inc.	NJ	PFS	13,392	88.2	0.66¹	9.39	8.99¹	10.89¹	11.55¹	1.30	10.4	3.01	54.1	161	11.4	11.8	13.8	3.9	1,960
Sandy Spring Bancorp, Inc.	MD	SASR	13,017	88.5	0.43	9.10	9.23	12.50	15.26	1.93	16.5	3.52	46.6	198	9.5	10.0	13.2	2.7	2,269
Dime Community Bancshares, Inc.	NY	DCOM	12,364	87.0	0.26¹	7.54	8.37	11.17	14.13	0.69	7.1	3.14	47.1	165	23.6	9.5	10.7	2.7	1,515
NBT Bancorp Inc.	NY	NBTB	11,994	74.2	0.42¹	8.13	9.47	13.39	15.74	1.34	12.6	3.06	58.6	172	10.9	10.8	13.1	3.1	1,590
Eagle Bancorp, Inc.	MD	EGBN	11,585	70.9	0.31¹	10.64¹	10.58	15.33	16.59	1.51	13.6	2.94	38.5	153	10.8	11.2	13.4	2.8	1,869
First Commonwealth Financial Corporation	PA	FCF	9,478	84.8	0.41	8.73	9.60	12.40	15.00	1.39	11.8	3.26	54.3	186	11.6	11.6	12.5	3.0	1,486
S&T Bancorp, Inc.	PA	STBA	9,436	87.7	1.47	9.12¹	9.65	12.48	14.06	1.21	9.6	3.28	53.9	152	11.2	11.4	13.3	3.8	1,252
Lakeland Bancorp, Inc.	NJ	LBAI	8,172	84.8	0.19	8.18	8.60	11.19	14.73	1.18	11.8	3.16	55.1	144	10.4	9.9	10.9	3.0	941
Tompkins Financial Corporation	NY	TMP	8,113	69.3¹	0.49¹	7.80	8.54	13.79¹	14.21	1.19	13.0	2.98	60.6	196	13.2	13.0	14.9	2.8	1,217
Flushing Financial Corporation	NY	FFIC	8,077	102.2	0.36	9.73¹	8.83	11.48	13.44	0.83	10.6	3.19	60.9	116	11.5	8.7	10.0	3.5	749
ConnectOne Bancorp, Inc.	NJ	CNOB	7,950	102.8	1.35	9.95	11.60	12.35	15.54	1.62	12.9	3.60	38.9	178	11.3	11.2	11.7	1.5	1,365

		High	14,389	102.8	1.47	10.64	11.60	15.33	16.59	1.93	16.5	3.60	65.1	198	23.6	13.8	16.8	5.8	2,269
		Mean	10,664	85.3	0.64	8.89	9.46	12.61	14.63	1.28	11.7	3.18	52.8	165	12.2	11.1	12.9	3.2	1,501
		Median	10,532	85.9	0.43	8.92	9.35	12.44	14.87	1.26	11.8	3.15	54.2	163	11.3	11.2	13.2	3.0	1,501
		Low	7,950	69.3	0.19	7.54	8.37	10.89	11.55	0.69	7.1	2.94	38.5	116	9.5	8.7	10.0	1.5	749

OceanFirst Financial Corp.	NJ		11,830	83.8	0.28	8.29	9.12¹	12.19¹	12.83¹	1.04	8.0	2.91	62.3	146	11.8	12.6	11.6	3.1	1,366

1) Bank level data shown

Note: Includes banks and thrifts whose securities are publicly traded on a major exchange (NYSE, NYSEAM, NASDAQ), headquartered in the Mid-Atlantic region excluding Puerto Rico with total assets between $7.5 billion and $15.0 billion, excluding targets of announced mergers Source: S&P Global Market Intelligence

3.	The section of the Proxy Statement/Prospectus entitled “The Mergers—Opinion of Partners’ Financial Advisor—Analysis of Precedent Transactions” is amended and supplemented by replacing the table of transaction metrics for the Nationwide Precedent Transactions group in the middle of page 53 with the following:

						Transaction Information					Seller Information
							Price /
									Core	1-Day
						Deal	LTM		Deposit	Market	Total	TCE/	LTM	LTM	Efficiency	NPAs/
Acquiror			Target		Annc.	Value	Earnings	TBV	Prem¹	Prem	Assets	TA	ROAA	ROAE	Ratio	Assets
Company	Ticker	St.	Company	St.	Date	($M)	(x)	(%)	(%)	(%)	($M)	(%)	(%)	(%)	(%)	(%)
German American Bancorp Inc.	GABC	IN	Citizens Union Bancorp	KY	9/20/21	155	14.1	156	6.3	--	1,074	9.3	1.06	10.8	65.4	0.67
TriCo Bancshares	TCBK	CA	Valley Republic Bancorp	CA	7/27/21	166	10.9	157	--	13.2	1,366	7.5	1.17	15.8	44.2	--
CVB Financial Corp.	CVBF	CA	Suncrest Bank	CA	7/27/21	204	14.1	162	7.4	9.7	1,338	9.5	1.13	8.7	49.7	0.39
Lakeland Bancorp	LBAI	NJ	1st Constitution Bancorp	NJ	7/12/21	244	11.5	152	5.9	14.1	1,789	9.1	1.16	11.3	54.5	0.97
Valley National Bancorp	VLY	NY	Westchester Bank Holding Corp.	NY	6/29/21	220	18.1	169	8.7	--	1,313	10.1	1.07	10.3	44.9	0.21
Columbia Banking System Inc.	COLB	WA	Bank of Commerce Holdings	CA	6/23/21	269	14.7	166	7.1	13.7	1,829	8.9	1.05	10.5	54.2	0.44
Nicolet Bankshares Inc.	NCBS	WI	County Bancorp Inc.	WI	6/22/21	218	15.6	135	6.6	49.6	1,491	10.6	0.99	8.6	63.4	3.90
Simmons First National Corp.	SFNC	AR	Landmark Community Bank	TN	6/7/21	146	14.0	143	8.0	--	1,007	10.1	1.08	10.9	57.3	0.66
First Bancorp	FBNC	NC	Select Bancorp Inc.	NC	6/1/21	314	23.8	185	11.0	28.6	1,832	9.4	0.79	6.2	61.4	0.56
FirstSun Capital Bancorp	--	CO	Pioneer Bancshares Inc.	TX	5/11/21	218	16.3	137	6.6	6.0	1,778	9.0	0.73	8.1	71.4	0.29
Nicolet Bankshares Inc.	NCBS	WI	Mackinac Financial Corp	MI	4/12/21	248	18.3	169	--	69.4	1,502	9.7	0.92	8.2	70.5	0.87
Peoples Bancorp Inc.	PEBO	OH	Premier Financial Bancorp Inc.	WV	3/29/21	292	12.9	139	--	9.5	1,946	11.0	1.20	8.8	54.8	1.16
Banc of California Inc.	BANC	CA	Pacific Mercantile Bancorp	CA	3/22/21	248	29.2	153	6.7	24.5	1,588	10.0	0.51	5.5	63.4	2.53
Stock Yards Bancorp Inc.	SYBT	KY	Kentucky Bancshares Inc.	KY	1/27/21	191	16.3	167	8.7	68.8	1,240	9.3	0.97	9.5	71.8	0.49
First Busey Corp.	BUSE	IL	Cummins-American Corp.	IL	1/19/21	131	17.1	112	1.3	--	1,395	12.5	0.91	7.4	62.5	0.31

					High	314	29.2	185	11.0	69.4	1,946	12.5	1.20	15.8	71.8	3.90
					Mean	218	16.5	153	7.0	27.9	1,499	9.7	0.98	9.4	59.3	0.96
					Median	218	15.6	156	6.9	14.1	1,491	9.5	1.05	8.8	61.4	0.61
					Low	131	10.9	112	1.3	6.0	1,007	7.5	0.51	5.5	44.2	0.21

OceanFirst Financial Corp.		NJ	Partners Bancorp	MD		185	22.6	145	5.0¹ / 4.3²	16.6	1,638	7.8	0.50	5.7	73.1	0.49

1) Core deposits defined as total deposits less time deposits greater than $100k

2) Core deposits defined as total deposits less time deposits greater than $250k

Note: Includes nationwide bank and thrift transactions announced between January 1, 2021 and November 1, 2021 with target’s total assets were between $1.0 billion and $2.0 billion at announcement and LTM ROAA between 0.0% and 1.25%; Excludes transactions with non-disclosed deal values and transactions with private investors, private equity buyers or Credit Union buyers

Source: S&P Global Market Intelligence

4.	The disclosure in the section of the Proxy Statement/Prospectus entitled “The Merger—Opinion of Partners’ Financial Advisor—Net Present Value Analyses” is supplemented by adding the following disclosure immediately following the chart labeled “Earnings Per Share Multiples” on page 54:

The following table describes the discount rate calculation for Partners common stock prepared by Piper Sandler. In its normal course of business, Piper Sandler employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium, and the industry premium.

Risk Free Rate	1.58% per Duff & Phelps Normalized Rate
Equity Risk Premium	7.25% per Duff & Phelps Cost of Capital Navigator
Size Premium	3.21% per Duff & Phelps Cost of Capital Navigator
Industry Premium	0.80% per Duff & Phelps Cost of Capital Navigator
Discount Rate	12.84%

5.	The disclosure in the section of the Proxy Statement/Prospectus entitled “The Merger—Opinion of Partners’ Financial Advisor—Net Present Value Analyses” is supplemented by adding the following disclosure immediately following the chart labeled “Earnings Per Share Multiples” on page 55:

The following table describes the discount rate calculation for OceanFirst common stock prepared by Piper Sandler. In its normal course of business, Piper Sandler employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, and the size premium.

Risk Free Rate	1.58% per Duff & Phelps Normalized Rate
2 Year Beta of Stock	117.8% per Duff & Phelps Cost of Capital Navigator
Equity Risk Premium	7.25% per Duff & Phelps Cost of Capital Navigator
Size Premium	1.43% per Duff & Phelps Cost of Capital Navigator
Discount Rate	11.55%

Important Information and Where to Find It:

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed first-step merger of Partners with and into OceanFirst. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the proposed integrated mergers, OceanFirst and Partners have filed a registration statement on Form S-4 that includes a proxy statement of Partners and a prospectus of OceanFirst, which the Securities and Exchange Commission (“SEC”) declared effective on January 18, 2022. Partners commenced mailing of the final proxy statement/prospectus to the Partners shareholders seeking certain approvals related to the proposed integrated mergers on or about January 19, 2022. Each of OceanFirst and Partners may file with the SEC other relevant documents concerning the proposed integrated mergers. Before making any voting or investment decision, investors and security holders are urged to read the final proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed integrated mergers because they contain important information about OceanFirst, Partners and the proposed integrated mergers. Shareholders are also urged to carefully review OceanFirst’s and Partners’ respective public filings with the SEC, including, but not limited to, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements. Investors and security holders may obtain free copies of the registration statement and the final proxy statement/prospectus and other documents filed with the SEC by OceanFirst and Partners through the website maintained by the SEC at www.sec.gov. The reports, proxy statements and other information filed by OceanFirst with the SEC are available at OceanFirst’s website at www.oceanfirst.com under the tab “Investor Relations,” and then under the heading “SEC Filings.” The reports, proxy statements and other information filed by Partners with the SEC are available at Partners’ website at https://www.partnersbancorp.com/investor-relations under the tab “SEC Filings.” The web addresses of the SEC, OceanFirst and Partners are included as inactive textual references only. Except as specifically incorporated by reference, the information on OceanFirst’s and Partners’s websites, respectively, is not, and shall not be deemed to be, a part of this report or incorporated into other filings that either OceanFirst or Partners makes with the SEC.

OceanFirst, Partners, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Partners in connection with the proposed integrated mergers. Information about the directors and executive officers of OceanFirst and their ownership of OceanFirst’s common stock is set forth in OceanFirst’s proxy statement in connection with its 2021 annual meeting of shareholders, as previously filed with the SEC on April 20, 2021. Information about the directors and executive officers of Partners and their ownership of Partners’ common stock is set forth in Partners’ proxy statement in connection with its 2021 annual meeting of shareholders, as previously filed with the SEC on April 7, 2021. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the final proxy statement/prospectus regarding the proposed integrated mergers. Free copies of these documents may be obtained as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS BANCORP

By:	/s/ Lloyd B. Harrison, III
Name:	Lloyd B. Harrison, III
Title:	Chief Executive Officer

Dated: February 25, 2022